Exhibit 99.2

ATRIUM UNDERWRITING GROUP LIMITED

FINANCIAL STATEMENTS

NINE MONTHS to 30 SEPTEMBER 2013

ATRIUM UNDERWRITING GROUP LIMITED

UNAUDITED CONSOLIDATED PROFIT AND LOSS ACCOUNT

for the nine months ending 30 September 2013 and 2012

TECHNICAL ACCOUNT – GENERAL BUSINESS

	Note	2013	2012
		$ 000	$ 000
Gross premiums written	2	119,813	121,283
Outward reinsurance premiums	2	(57,070)	(85,160)

Net premiums written		62,743	36,123

Change in the gross provision for unearned premiums	2	(7,034)	(7,927)
Change in the provision for unearned premiums, reinsurers’ share	2	251	(326)

Change in the net provision for unearned premiums		(6,783)	(8,253)

Earned premiums, net of reinsurance		55,960	27,870

Allocated investment return transferred from the non-technical account	4	(268)	4,609
Other technical income	3	20,196	20,711

Claims paid
Gross amount	2	(54,580)	(50,365)
Reinsurers’ share	2	37,402	10,783

Net claims paid		(17,178)	(39,582)

Change in the provision for claims
Gross amount	2	10,693	12,816
Reinsurers’ share	2	(1,248)	44,557

Net change in provision for claims		9,445	57,373

Claims incurred, net of reinsurance		(7,733)	17,791

Net operating expenses	5	(32,577)	(28,845)

Balance on the technical account for general business		35,578	42,136

ATRIUM UNDERWRITING GROUP LIMITED

UNAUDITED CONSOLIDATED PROFIT AND LOSS ACCOUNT

for the nine months ending 30 September 2013 and 2012

NON-TECHNICAL ACCOUNT

	Note	2013	2012
		$ 000	$ 000
Balance on the general business technical account		35,578	42,136
Investment income	4	3,369	3,413
Unrealised gain on investments	4	136	2,749
Investment expenses and charges	4	(719)	(483)
Unrealised losses on investments	4	(2,953)	(843)
Allocated investment return transferred to the general business technical account	4	268	(4,609)
Other charges, including amortisation		(16,141)	(16,399)

Profit on ordinary activities before tax		19,538	25,964
Tax on profit on ordinary activities	7	(3,319)	(7,281)

Profit on ordinary activities after tax		16,219	18,683

The profit and loss account relates entirely to continuing activities.

There are no recognised gains and losses other than the profit or loss for the period, therefore, no statement of total recognised gains or losses has been presented.

ATRIUM UNDERWRITING GROUP LIMITED

UNAUDITED CONSOLIDATED BALANCE SHEET

at 30 September 2013 (comparatives 31 December 2012)

	Note	2013	2012
		$ 000	$ 000
Assets

Intangible assets
Goodwill		6,486	7,264
Purchased syndicate capacity		4,183	4,562

	8	10,669	11,826

Investments
Tangible assets		1,019	279
Financial investments	9	253,587	278,603
Deposits with ceding undertakings	9	573	353

		255,179	279,235

Reinsurers’ share of technical provisions
Provision for unearned premiums	2	3,776	3,524
Claims outstanding	2	82,689	90,238

	12	86,465	93,762

Debtors
Arising out of direct insurance operations - owed by intermediaries		42,060	54,991
Arising out of reinsurance operations		105,450	70,152
Other debtors		5,211	11,154

	10	152,721	136,297

Other assets
Cash at bank		78,236	44,256

		78,236	44,256

Prepayments and accrued income
Deferred acquisition costs	11	20,160	18,072
Other prepayments and accrued income		20,318	24,562

		40,478	42,634

Total assets		623,748	608,010

ATRIUM UNDERWRITING GROUP LIMITED

UNAUDITED CONSOLIDATED BALANCE SHEET

at 30 September 2013 (comparatives 31 December 2012)

	Note	2013	2012
		$ 000	$ 000
Liabilities

Capital and reserves
Called up share capital		24,702	24,702
Profit and loss account		51,504	35,280
Share premium account		2,161	2,160
Merger reserve			—

Total shareholders funds		78,367	62,142

Technical provisions
Provision for unearned premiums	2	69,580	62,546
Claims outstanding	2	233,036	250,319

	12	302,616	312,865

Provisions for other risk and charges	7	21,940	33,633

Deposits received from reinsurers		172	165

Creditors
Arising out of direct insurance operations		11,375	23,446
Arising out of reinsurance operations		180,412	145,417
Other creditors including taxation and social security		19,125	14,764

	13	210,912	183,627

Accruals and deferred income		9,741	15,578

Total liabilities		623,748	608,010

ATRIUM UNDERWRITING GROUP LIMITED

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

For the nine months ending 30 September 2013 and 2012

1.	ACCOUNTING POLICIES

(a) Basis of preparation

These financial statements have been prepared solely for the purpose of meeting the requirements of Rule 3-05 of Regulation S-X. The financial statements have been prepared in accordance with UK Generally Accepted Accounting Policies (‘UK GAAP’) and the Statement of Recommended Practice on Accounting for Insurance Business issued by the Association of British Insurers in December 2005, as amended in December 2006, (the ABI SORP). See note 16 for reconciliation between UK GAAP and US GAAP.

The syndicates in which the Atrium Group participates are managed and controlled by their respective managing agents. The accounting information in respect of these participations has been provided by the managing agents and has been audited by their respective syndicate auditors. Information in respect of the Atrium Group’s participations on the managed syndicates is available direct from the syndicate accounting records.

As a wholly owned subsidiary of Arden Holdings Limited (AHL), the Company has applied the exemption available in FRS 1 from the requirement to prepare a cash flow statement.

As a wholly owned subsidiary of AHL, the Company has applied the exemption available in FRS 8 from the requirement to disclose transactions with related parties.

The Atrium Group’s functional and presentational currency is US Dollars.

(b) Basis of consolidation

The consolidated financial statements include the accounts of the Company and its subsidiaries. Subsidiaries are those entities in which the Atrium Group directly or indirectly has the power to govern the operating and financial policies in order to gain economic benefits. The financial statements of subsidiaries are prepared for the same reporting year as the parent company. Subsidiaries are consolidated from the date control is gained and cease to be consolidated from the date control is transferred out.

For each syndicate in which the Atrium Group participates, the Atrium Group’s proportion of the syndicate income and expenses has been reflected in its consolidated income statement and the Atrium Group’s proportion of the syndicate’s assets and liabilities has been reflected in its Consolidated Balance Sheet. Syndicate assets are held subject to trust deeds for the benefit of the syndicate’s insurance creditors.

All inter-company balances, profits and transactions are eliminated.

ATRIUM UNDERWRITING GROUP LIMITED

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

For the nine months ending 30 September 2013 and 2012

2.	SEGMENTAL ANALYSIS

2013	Gross Premiums Written $ 000	Gross Premiums Earned $ 000	Gross Claims Incurred $ 000	Gross Operating Expenses $ 000	Reinsurance Balance $ 000	Net Technical Result $ 000	Net Technical Provisions $ 000
Direct business
Accident and health	11,126	10,055	(4,844)	(3,635)	535	2,111	9,714
Motor	1,485	1,451	(1,083)	(524)	359	204	1,679
Marine, aviation and transport	44,906	43,429	(8,926)	(12,295)	(3,396)	18,812	56,736
Fire and other damage to property	28,201	25,849	(11,614)	(7,927)	(11,630)	(5,322)	45,292
Third party liability	21,584	20,002	(11,314)	(6,156)	(3,429)	(897)	72,307
Other	1,731	1,425	(573)	(379)	700	1,173	3,374

Total direct	109,033	102,211	(38,354)	(30,916)	(16,861)	16,080	189,102

Reinsurance Business
Reinsurance acceptances	10,780	10,568	(5,533)	(1,241)	(4,224)	(430)	27,048

	119,813	112,779	(43,887)	(32,157)	(21,085)	15,650	216,150

Other technical income						20,196
Allocated investment return						(268)

Balance on technical account						35,578

2012	Gross Premiums Written $ 000	Gross Premiums Earned $ 000	Gross Claims Incurred $ 000	Gross Operating Expenses $ 000	Reinsurance Balance $ 000	Net Technical Result $ 000	Net Technical Provisions $ 000
Direct business
Accident and health	11,263	10,107	(4,144)	(3,350)	745	3,357	10,160
Motor	1,504	1,458	(926)	(483)	500	549	1,756
Marine, aviation and Transport	45,456	43,651	(7,637)	(11,332)	(4,728)	19,954	59,339
Fire and other damage to property	28,547	25,981	(9,937)	(7,306)	(16,190)	(7,452)	47,370
Third party liability	21,849	20,104	(9,680)	(5,674)	(4,773)	(24)	75,624
Other	1,752	1,433	(491)	(349)	974	1,567	3,529

Total direct	110,371	102,734	(32,815)	(28,494)	(23,472)	17,951	197,778

Reinsurance Business
Reinsurance acceptances	10,912	10,622	(4,734)	(1,145)	(5,880)	(1,135)	28,288

	121,283	113,356	(37,549)	(29,639)	(29,352)	16,816	226,066

Other technical income						20,711
Allocated investment return						4,609

Balance on technical account						42,136

ATRIUM UNDERWRITING GROUP LIMITED

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

For the nine months ending 30 September 2013 and 2012

2.	SEGMENTAL ANALYSIS (continued)

All premiums were concluded in the UK. The geographic analysis of premiums by destination is as follows:

	2013	2012
	%	%
UK	3	4
Other EU countries	7	6
US	25	33
Other	65	57

	100	100

3.	OTHER TECHNICAL INCOME

	2013	2012
	$ 000	$ 000
Fee income	6,305	5,841
Commission income	13,671	14,767
Other Income	220	103

	20,196	20,711

4.	INVESTMENT RETURN

	2013	2012
	$ 000	$ 000
Investment income
Income from investments	3,334	3,308
Net gains on the realisation of investments	—	—
Other interest	35	105

	3,369	3,413

Investment expenses and charges
Investment management expenses	(211)	(246)
Net losses on the realisation of investments	(508)	(237)

	(719)	(483)

Net unrealised gains on investments
Unrealised gains on investments	136	2,749
Unrealised losses on investments	(2,953)	(843)

	(2,817)	1,906

Total investment return	(167)	4,836

ATRIUM UNDERWRITING GROUP LIMITED

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

For the nine months ending 30 September 2013 and 2012

5.	NET OPERATING EXPENSES

	2013	2012
	$ 000	$ 000
Brokerage and other business acquisition expenses	29,217	26,848
Change in deferred acquisition costs	(2,088)	(2,658)
Foreign exchange (gain)/loss	(354)	(637)
Syndicate operating expenses	3,966	4,341
Direct operating expenses	1,416	1,745

	32,157	29,639
Reinsurance commissions receivable	420	(794)

	32,577	28,845

6.	SHARE BASED INCENTIVE SCHEMES

There were the following movements in the number of share awards held by employees:

	Period ended 30 September 2013 Number	Weighted average fair value US$	Period ended 30 September 2012 Number	Weighted average fair value US$
Outstanding at 1 January	136,131	112.63	149,676	93.63
Granted	—	—	30,323	118.97
Dividend Adjustment	—	—	—	—
Vested	—	—	—	—
Forfeited	—	—	(5,413)	101.69

Outstanding at 30 September	136,131	112.63	174,586	105.33

7.	TAX

(a) Tax on profit on ordinary activities

	2013	2012
	$ 000	$ 000
The tax charge is made up as follows:
Current tax:
UK corporation tax	14,955	10,155
Tax under provided (over) in previous years	(34)	2,827

	14,921	12,982
Foreign tax	107	690

Total current tax	15,028	13,672

Deferred tax:
Origination and reversal of timing differences	(9,889)	(3,196)
Deferred tax under provided/(over) in previous years	—	—
Effect of decreased tax rate	(1,820)	(3,195)

Total deferred tax (note 8 (b))	(11,709)	(6,391)

Tax on profit on ordinary activities	3,319	7,281

ATRIUM UNDERWRITING GROUP LIMITED

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

For the nine months ending 30 September 2013 and 2012

(b)	Deferred tax

	2013	2012
	$ 000	$ 000

Balance at 1 January	(33,649)	(41,902)
Deferred tax credit (charge) in profit and loss account (note 8(a))	11,709	8,269

At 30 September	(21,940)	(33,633)

Analysis of deferred tax liability at 30 September:

Provision for underwriting results	(24,325)	(36,341)
Other	2,385	2,708

	(21,940)	(33,633)

The deferred tax liability in respect of underwriting results relates to the underwriting results that have arisen on the 2011, 2012 and 2013 years of account. These results will be assessed to tax in 2014, 2015 and 2016 respectively.

8.	INTANGIBLE ASSETS

	Goodwill	Purchased syndicate capacity	Total
	$ 000	$ 000	$ 000
Cost
At 1 January 2013	20,756	10,105	30,861
Disposals	—	—	—

At 30 September 2013	20,756	10,105	30,861

Amortisation
At 1 January 2013	13,492	5,543	19,035
Amortisation on disposals	—	—	—
Provided during the year	778	379	1,157

At 30 September 2013	14,270	5,922	20,192

Net book value
At 30 September 2013	6,486	4,183	10,669

At 1 January 2013	7,264	4,562	11,826

ATRIUM UNDERWRITING GROUP LIMITED

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

For the nine months ending 30 September 2013 and 2012

9.	FINANCIAL INVESTMENTS

	2013	2013	2012	2012
	Historic	Market	Historic	Market
	Cost	Value	Cost	Value
	$ 000	$ 000	$ 000	$ 000
Debt securities and other fixed income securities	252,713	220,334	248,844	249,856
Loans and deposits with credit institutions	6,626	6,590	10,600	10,667
Other investments	—	—	1,959	1,959
Money market balances	26,663	26,663	16,121	16,121

	286,002	253,587	277,524	278,603

Analysis of market value	2013	2012
	$ 000	$ 000
Listed investments	220,334	249,856
Unlisted investments	6,590	12,626
Money market balances	26,663	16,121

	253,587	278,603

Disclosure of Fair Values in accordance with the fair value hierarchy

In accordance with the Amendments to FRS 29 Financial Instruments: Disclosures, the fair value of financial instruments based on a three-level fair value hierarchy that reflects the significance of the inputs used in measuring the fair value is provided below.

The levels of the fair value hierarchy are defined by the standard as follows:

Level 1 - fair values measured using quoted prices (unadjusted) in active markets for identical instruments,

Level 2 - fair values measured using directly or indirectly observable inputs or other similar valuation techniques for which all significant inputs are based on observable market data,

Level 3 - fair values measured using valuation techniques for which significant inputs are not based on market observable data.

The fair value of the Atrium Group’s financial assets are based on prices provided by investment managers who obtain market data from numerous independent pricing services. The pricing services used by the investment manager obtain actual transaction prices for securities that have quoted prices in active markets. For those securities which are not actively traded, the pricing services use common market valuation pricing models. Observable inputs used in common market valuation pricing models include, but are not limited to, broker quotes, credit ratings, interest rates and yield curves, prepayment speeds, default rates and other such inputs which are available from market sources.

Included within Level 1 of the hierarchy are the Atrium Group’s share of Government bonds and Treasury bills which are measured based on quoted prices over which the Atrium Group has control.

ATRIUM UNDERWRITING GROUP LIMITED

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

For the nine months ending 30 September 2013 and 2012

Level 2 of the hierarchy contains the Atrium Group’s share of U.S Government Agencies, Corporate Securities, Asset Backed Securities, Mortgage Backed Securities over which the Atrium Group has control. The fair value of these assets are based on prices obtained from both investment managers and investment custodians as discussed above. This level also include a disclosure of the Atrium Group’s share of investments held by non managed syndicates. The directors have classified these holdings as Level 2 following discussions with the relevant managing agency.

The Atrium Group records the unadjusted price provided and validates the price through a number of methods, including a comparison of the prices provided by the investment managers with the investment custodians and the valuation used by external parties to derive fair value. Quoted prices for US Government Agencies and Corporate Securities are based on a limited number of transactions for those securities and as such the Atrium Group considers these instruments to have similar characteristics of those instruments classified as Level 2.

Having reviewed the Atrium Group’s investments using the above criteria as valuation and pricing the Directors are satisfied that there are no Level 3 investments. In certain cases, the inputs used to measure the fair value of a financial instrument may fall into more than one level within the fair value hierarchy. In this instance, the fair value of the instrument in its entirety is classified based on the lowest level of input that is significant to the fair value measurement.

During the year, there were no transfers made between Level 1 and Level 2 of the fair value hierarchy.

30 September 2013	Level 1 $ 000	Level 2 $ 000	Level 3 $ 000	Total fair value $ 000
Financial assets :
Government securities	73,929	50,004	—	123,933
Corporate	—	74,024	—	74,024
Asset backed securities	—	22,592	—	22,592
Mortgage backed securities	—	6,375	—	6,375
Deposits with ceding undertakings	—	573	—	573
Money market balances	26,663	—	—	26,663
Group Share of Non managed syndicate investments	—	—	—	—

	100,592	153,568	—	254,160

31 December 2012	Level 1 $ 000	Level 2 $ 000	Level 3 $ 000	Total fair value $ 000
Financial assets
Government securities	112,109	49,455	—	161,564
Corporate	—	66,870	—	66,870
Asset backed securities	—	14,531	—	14,531
Mortgage backed securities	—	10,667	—	10,667
Deposits with ceding undertakings	—	353	—	353
Money market balances	16,121	—	—	16,121
Group Share of Non managed syndicate investments	—	8,850	—	8,850

	128,230	150,726	—	278,956

ATRIUM UNDERWRITING GROUP LIMITED

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

For the nine months ending 30 September 2013 and 2012

10.	DEBTORS

	2013	2012
	$ 000	$ 000
Amounts falling due within one year
Arising out of direct insurance operations
- owed by intermediaries	42,007	54,934
Arising out of reinsurance operations	105,395	70,066
Other debtors	2,252	8,148

	149,654	133,148
Amounts falling due after one year
Arising out of direct insurance operations
- owed by intermediaries	53	57
Arising out of reinsurance operations	55	86
Other debtors	2,959	3,006

	3,067	3,149

	152,721	136,297

11.	DEFERRED ACQUISITION COSTS

	2013	2012
	$ 000	$ 000
At 1 January	18,072	16,854
Change in deferred acquisition costs	2,088	1,218

At 30 September	20,160	18,072

12.	TECHNICAL PROVISIONS

2013	Gross $ 000	Reinsurers’ share $ 000	Net $ 000
Notified outstanding claims	87,085	(66,610)	20,475
Provision for Claims incurred but not reported	143,646	(16,080)	127,566
Claims handling expenses	2,305	—	2,305
Unearned premiums	69,580	(3,775)	65,805

	302,616	(86,465)	216,151

2012	Gross $ 000	Reinsurers’ share $ 000	Net $ 000
Notified outstanding claims	99,232	(72,876)	26,356
Provision for Claims incurred but not reported	148,595	(17,362)	131,233
Claims handling expenses	2,492	—	2,492
Unearned premiums	62,546	(3,524)	59,022

	312,865	(93,762)	219,103

ATRIUM UNDERWRITING GROUP LIMITED

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

For the nine months ending 30 September 2013 and 2012

13.	CREDITORS

	2013	2012
	$ 000	$ 000
Amounts falling due within one year
Arising out of direct insurance operations	11,375	23,446
Arising out of reinsurance operations	180,412	144,848
Other creditors including taxation and social security	19,059	14,491

	210,846	182,785

Amounts falling due after one year
Arising out of direct insurance operations	—	—
Arising out of reinsurance operations	—	569
Other creditors including taxation and social security	66	273

	66	842

	210,912	183,627

14.	CONTINGENT LIABILITIES

Charge over assets

At 1 January 2013, the Atrium Group’s participation in underwriting at Lloyd’s is £106.8 million (1 January 2012: £106.8 million), $172.4 million (2012: $172.7 million) at quarter end exchange rates, through ownership of its underwriting subsidiary Atrium 5 Limited, the group’s corporate member.

15.	SUBSEQUENT EVENTS

a)	Dividend

The company declared and paid a dividend of $25 million on 20 November, 2013 to ordinary shareholders.

b)	Ultimate Holding Company

On 5 June 2013, AHL entered into a definitive agreement with two subsidiaries of Enstar Group Limited (“Enstar”) under which Enstar agreed to acquire the entire issued share capital of the Atrium Group. As at 30 September 2013, completion of the transaction remained conditioned on, among other things, governmental and regulatory approvals and satisfaction of various customary closing conditions. Enstar subsequently announced that Trident V, L.P., Trident V Parallel Fund, L.P. and Trident V Professionals Fund, L.P. (collectively, “Trident”) had acquired a 40% interest in the holding company for the acquisition subsidiary on 3 July 2013 and had agreed to provide 40% of the purchase price and related expenses for the acquisition of the Atrium Group.

The parties to the definitive purchase agreement for the acquisition entered into a deed of variation on 21 November 2013, which provided, among other things, for the payment of a $25.0 million pre-completion dividend from Atrium to AHL and a corresponding $25.0 million reduction in the purchase price (bringing the total purchase price from $183.0 million to $158.0 million). The transaction was completed on 25 November 2013.

In addition, on 5 June 2013, AHL entered into a definitive agreement with two subsidiaries of Enstar under which Enstar agreed to acquire the entire issued share capital of Arden Reinsurance Company Limited (“Arden Re”), which is also a subsidiary of AHL. Arden Re

ATRIUM UNDERWRITING GROUP LIMITED

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

For the nine months ending 30 September 2013 and 2012

is a Bermuda-based reinsurance company that provides reinsurance to Atrium’s corporate name. The two transactions are governed by separate purchase agreements and Enstar’s acquisition of the Atrium Group was not conditioned on its acquisition of Arden Re. On 9 September 2013, Arden Holdings completed its sale of Arden Re’s entire issued share capital to Enstar’s wholly-owned subsidiary and Trident.

16.	SIGNIFICANT DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES IN THE UNITED KINGDOM (“UK GAAP”) AND ACCOUNTING PRINCIPLES IN THE UNITED STATES OF AMERICA (“US GAAP”)

The Atrium Underwriting Group Limited financial statements have been prepared in accordance with UK GAAP as applied in note 1. UK GAAP differs to the requirements of US GAAP in certain respects. The effects of the application of US GAAP to the profit for the period after taxation, as determined under UK GAAP, are set out in the tables below:

a)	Profit for the 9 months ending 30 September

Income Statement

		2013		2012
		$ 000		$ 000
UK GAAP profit for the period after taxation		16,218		18,683

US GAAP adjustments:
i) Amortisation of goodwill and purchased capacity	1,157		1149
ii) DAC adjustment	(243)		(504)
iii) Taxation	636		218

Total US GAAP Adjustments		1,550		863

Amount treated as OCI
iv) Unrealised (gains)/losses		3,972		(1,194)

Net income under US GAAP		21,740		18,352

Comprehensive Income
		2013		2012
		$ 000		$ 000
Profit in accordance with US GAAP		21,740		18,352

Amount transferred from Income Statement
iv) Unrealised (gains)/losses		(3,972)		1,194

Comprehensive income in accordance with US GAAP		17,768		19,546

ATRIUM UNDERWRITING GROUP LIMITED

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

For the nine months ending 30 September 2013 and 2012

i) Amortisation of goodwill and purchased capacity

Under UK GAAP goodwill arising on acquisitions and purchased syndicate capacity is capitalised, classified as an asset on the balance sheet and amortised on a straight line basis over its useful economic life up to a presumed maximum of 20 years. Under US GAAP goodwill and purchased capacity is not automatically amortised but reviewed, annual or more frequently if impairment indicators exist, for impairment instead. We have carried out an impairment review and no write down is required.

ii) DAC adjustment

Under UK GAAP the ABI SORP allows deferral of direct and indirect costs arising in the acquisition of insurance contracts. Under US GAAP insurance entities are required to capitalise certain acquisition costs directly related to successful insurance contracts. Indirect costs are required to be expensed as incurred.

iii) Taxation

This adjustment reflects the differences between the calculation of current and deferred taxation as set out in the table below:

US GAAP Taxation adjustments	2013 $ 000	2012 $ 000
Current taxation	(162)	246
Deferred taxation	798	(28)

	636	218

UK entities are taxed locally level with reference to their UK GAAP taxable profits. Adjustments made to present the consolidated results of the group under US GAAP are both presentational and numerical. To the extent that a temporary difference exists due to adjustments made, deferred tax has been recognised under US GAAP principles. The tax impact in the year is either in the profit and loss account or Other Comprehensive Income for US GAAP purposes, following where the underlying item to which the tax relates is accounted for. This is with the exception of the impact of tax rate changes, which are provided in the profit and loss account

iv) Amortisation adjustment and unrealised (gains)/losses re investments

Under UK GAAP investments are stated at their current values at the end of the period. Unrealised gains and losses are calculated as the difference between the valuation at the balance sheet date and their valuation at the last balance sheet date or purchase price, if acquired during the period. Unrealised gains and losses are included within investment return in the Profit and Loss Account.

Under US GAAP these investments are classified as available-for-sale and are carried at fair value, with unrealized gains and losses excluded from net earnings and reported as a separate component of accumulated Other Comprehensive Income.Amortization of premium or discount is recognized using the effective yield method and included in net investment income.

ATRIUM UNDERWRITING GROUP LIMITED

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

For the nine months ending 30 September 2013 and 2012

b)	Balance Sheet as at 30 September 2013 and 31 December 2012

	2013	2012
	$ 000	$ 000
UK GAAP shareholders’ equity interest	78,367	62,142
US GAAP adjustments:
(i) Amortisation of goodwill and purchased capacity	20,192	19,035
(ii) DAC adjustment	(2,348)	(2,243)
(iii) Taxation	(528)	34

Total US GAAP Adjustments	17,316	16,826

Shareholders Funds under US GAAP	95,682	78,968

v) Taxation

This adjustment reflects the differences between the calculation of current and deferred taxation as set out in the table below:

	2013	2012
	$ 000	$ 000
US GAAP Taxation adjustments
Current taxation	0	0
Deferred taxation	528	(34)

	528	(34)

The position presented in the table above represents the cumulative impact of GAAP differences as at each balance sheet date, being due to temporary differences arising on differences between UK GAAP and US GAAP for DAC, purchased syndicate capacity amortisation, and amortisation adjustments regarding investments

c)	Cash Flow Statement For the 9 months to 30 September 2013 and 2012

As a wholly owned subsidiary the Company applied the exemption available in FRS 1 from the requirement to prepare a cash flow statement for UK GAAP reporting purposes. Cash flow statements prepared on a US GAAP basis for the 9 months to 30 September 2013 and 2012 are set forth below.

	$,000	$,000
	2013	2012
Cash flows provided by operating activities:
Net income	17,768	19,546
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment gains	(249)	(64)
Net unrealised investment (gains) losses	0	0
Net realized investment gains on foreign exchange	(166)	(316)
Net amortization on fixed maturity and short-term investments	1,149	941
Depreciation	380	184
Change in:
Deposits with ceding companies	(221)	(188)
Premiums receivable - third party	10,793	(4,909)

ATRIUM UNDERWRITING GROUP LIMITED

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

For the nine months ending 30 September 2013 and 2012

Premiums receivable – intercompany	(1,563)	(2,234)
Accrued investment income	(76)	(145)
Deferred acquisition costs - third party	(1,836)	(2,073)
Prepaid reinsurance - third party	(251)	94
Paid losses recoverable - third party	304	1,651
Paid losses recoverable - intercompany	(31,901)	(3,023)
Loss reserve recoverable - third party	891	5,400
Loss reserve recoverable - intercompany	6,657	(17,144)
Other assets	8,095	(2,041)
Reserve for losses and loss adjustment expenses - third party	(17,283)	(43,651)
Unearned premiums - third party	7,034	7,926
Reinsurance premiums payable - third party	322	(4,822)
Reinsurance premiums payable - intercompany	34,739	16,298
Losses payable - third party	(12,136)	(2,168)
Intercompany receivable/payable	(1,329)	551
Deferred tax asset	359	(110)
Deferred tax liability	(12,085)	(6,135)
Current taxes recoverable	(7,753)	(7,130)
Current taxes payable	14,175	15,500
Other liabilities	(604)	(5,192)
Accounts payable and accrued expenses	(5,836)	3,602

Net cash provided by operating activities	8,656	(29,420)

	$ 000	$ 000
	2013	2012
Cash flows used in investing activities:
Purchases of fixed maturity investments	(35,940)	(125,539)
Sales and maturities of fixed maturity investments	61,281	71,400
Net purchases of short-term investments	(4,350)	(229)
Net sale of other investments	8,849	0
Purchase of fixed assets	939	(40)

Net cash used in investing activities	30,778	(2,160)

Cash flows provided by financing activities:
Dividends to parent	—	(29,400)

Net cash provided by financing activities	—	(29,400)

Effect of exchange rate changes on cash and cash equivalents	2,657	(2,310)

Net increase (decrease) in cash and cash equivalents	42,091	(63,290)

Cash and cash equivalents - beginning of year	62,821	134,015

Cash and cash equivalents - end of period	104,912	70,725